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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported) MAY 23, 1997
                                                 ------------

                           MEXCO ENERGY CORPORATION
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            (Exact name of registrant as specified in its charter)


COLORADO                            0-6694                            84-0627918
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(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                     File Number)                Identification No.)
of incorporation)



                    1100 PETROLEUM BUILDING, MIDLAND, TEXAS                79701
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              (Address of principal executive offices)(Zip Code)



Registrant's telephone number, including area code 915/682-1119
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        (Former name or former address, if changed since last report.)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
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     (a) and (b)    Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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     (a)  On May 23, 1997, the Issuer closed a private placement of its common stock ($0.50 par value). Pursuant to the private placement, 200,000 shares of the Issuer's common stock ($0.50 par value) were sold to eleven individuals for an aggregate consideration of $1,000,000.00 or $5.00 per share. Of the 200,000 shares sold, the President of the issuer, Mr. Nicholas Taylor, purchased 20,000 shares for his own account, increasing his holdings to 1,082,770 or 66.7% of the Issuer's outstanding shares, and 30,000 shares for the account of a minor child for which Mr. Taylor is custodian. Mr. Taylor's two adult children each purchased 45,000 shares of the Issuer's common stock. Mr. Taylor disclaims any beneficial interest in the shares owned by his two adult children.

     In addition, Mr. Howard E. Cox, Jr., increased his common stock holdings of the Company from 164,000 shares to 194,000 shares, representing 11.95% of all issued and outstanding shares.

     Also, Ambassador Thomas Graham, a former director of the Company, increased his stock holdings of the Issuer from 64,000 shares to 77,000 shares. Subject to his resignation as a United States Ambassador, Mr. Graham has been appointed to the Board of Directors of the Issuer and to the position of Chairman of the Board of the Issuer by the Board of Directors of the Issuer effective July 1, 1997.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
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     Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     Not applicable.

ITEM 5.   OTHER EVENTS
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     Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
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     Not applicable.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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     Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR
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     Not applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEXCO ENERGY CORPORATION
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                                Registrant


  May 30, 1997                          /s/ Nicholas C. Taylor, President
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Date                            Signature

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